Warrants	12 Months Ended
Jun. 30, 2022
Warrants [Abstract]
Warrants

Note 17- Warrants

On December 20, 2021 and May 13, 2022, The Company issued warrants to settle the commission of the agent in connection with the issuance of the convertible notes during the year ended June 30, 2022. The warrants entitle the holder to purchase 157,934 ordinary shares of our common stock at an exercise price equal to $2 per share and 386,585 ordinary shares of our common stock at an exercise price equal to $0.49 per share, respectively, at any time within a term of five year after issuance. The Company determined that these warrants are free standing financial instruments that are legally detachable and separately exercisable from the common stock of the Company. In accordance with the accounting guidance, the outstanding warrants are recognized as additional paid in capital (APIC) on the balance sheet and are measured at their inception date fair value.

For the years ended June 30, 2022 and 2021, the Company had approximately 544,529 and 0 warrants outstanding, respectively at an average exercise price between $0.49 and $2 and there were zero warrants exercised or repurchased. For the years ended June 30, 2022, 2021 and 2020 the Company recognized an accretion of debt discount related to warrants expense of approximately $345,477, 0 and 0, respectively.

The 2021 warrants were valued using the Black-Scholes value option pricing model with the following inputs: volatility of 117%; risk-free interest rate of 2.04%; expected term of 5 years; exercise price $0.49 and 0% dividend yield.

The 2022 warrants were valued using the Black-Scholes value option pricing model with the following inputs: volatility of 129%; risk-free interest rate of 0.27%; expected term of 5 years; exercise price $2 and 0% dividend yield.